Exhibit 10.18
EXECUTION VERSION
          JOINDER AGREEMENT No2, dated as of June 26, 2007 (this “Joinder Agreement”), to the Intercreditor Agreement dated as of August 23, 2006, as amended on May 10, 2007 and further amended and restated, amended and supplemented (the “Intercreditor Agreement”) by and among THE CIT GROUP/BUSINESS CREDIT, INC., as Administrative Agent and Collateral Agent (and together with its successors and assigns in such capacity, the “Administrative Agent” or the “First Priority Agent”), THE BANK OF NEW YORK, as Trustee, Collateral Agent and Second Priority Agent (and together with its successors and assigns in such capacities, the “Trustee” or the “Second Priority Agent”), BROADVIEW NETWORKS HOLDINGS, INC., a Delaware corporation (the “Company”), and its Subsidiaries party hereto.
W I T N E S S E T H
     A. Reference is made to the Credit Agreement, dated as of August 23, 2006, among the Company and several subsidiaries of the Company, the Lenders party thereto and The CIT Group/Business Credit, Inc. as Administrative Agent and Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
     B. On May 31, 2007, the Company acquired the shares of capital stock of Eureka Broadband Corporation pursuant to a merger agreement among the Company, Eureka Broadband Corporation, its shareholders and the other parties listed therein. Each of Eureka Broadband Corporation and its Subsidiaries listed on the signature pages hereto (together the “New Subsidiaries”) has become (i) a “Guarantor” for purposes of the Credit Agreement and a “Grantor” for purposes of the Collateral Agreement and (ii) a “Guarantor” for purposes of the Senior Secured Notes Indenture and a “Grantor” for purposes of the Security Agreement (as that term is defined in such Indenture), and each of the New Subsidiaries desires to become a party to the Intercreditor Agreement.
     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Intercreditor Agreement.
          Accordingly, the First Priority Agent, the Second Priority Agent and the New Subsidiaries agree as follows:
          SECTION 1. Each New Subsidiary by its signature below joins in the execution of, and becomes a Grantor under, the Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that any representations and warranties made by it as a Grantor thereunder are true and correct, in all material respects, on and as of the date hereof. Each reference to a “Grantor” in the Intercreditor Agreement shall be deemed to include the New Subsidiaries. The Intercreditor Agreement is hereby incorporated herein by reference.
          SECTION 2. Each New Subsidiary represents and warrants to the First Priority Agent and to the Second Priority Agent that this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

          SECTION 3. This Joinder Agreement may be executed in two or more counterparts (including by facsimile), each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Joinder Agreement shall become effective when the First Priority Agent and the Second Priority Agent shall have received a counterpart hereof that bears the signatures of the New Subsidiaries.
          SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.
          SECTION 5. THIS JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          SECTION 6. In the event that any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired thereby.
          SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Intercreditor Agreement.
          SECTION 8. The New Subsidiaries agree to reimburse the First Priority Agent and the Second Priority Agent for their reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, disbursements and other charges of counsel for the First Priority Agent and the Second Priority Agent.
[Remainder of Page Intentionally Left Blank.]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Joinder Agreement No2 as of the day and year first above written.

FIRST PRIORITY AGENT:

THE CIT GROUP/BUSINESS CREDIT, INC., as First Priority Agent

By:	/s/ George Louis McKinley
Name: George Louis McKinley
Title: Vice President

Address:
11 West Forty-second Street
New York, New York 10038
Attention: Portfolio Manager

SECOND PRIORITY AGENT:

THE BANK OF NEW YORK, as Trustee, Collateral Agent and Second Priority Agent

By:	/s/ Carlos R. Luciano

Name: Carlos R. Luciano
Title: Vice President

Address:
101 Barclay Street, 8W
New York, New York 10286
Facsimile no.:212 815 5131
Attention: Carlos Luciano

NEW GRANTORS: EUREKA BROADBAND CORPORATION
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Vice President, Assistant Secretary and Assistant Treasurer

EUREKA HOLDINGS, LLC
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Vice President, Assistant Secretary and Assistant Treasurer

EUREKA NETWORKS, LLC
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Vice President, Assistant Secretary and Assistant Treasurer

EUREKA TELECOM, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Vice President, Assistant Secretary and Assistant Treasurer

EUREKA TELECOM OF VA, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Vice President, Assistant Secretary and Assistant Treasurer

INFOHIGHWAY COMMUNICATIONS CORPORATION
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Vice President, Assistant Secretary and Assistant Treasurer

NEX-I.COM, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Vice President, Assistant Secretary and Assistant Treasurer

ARC NETWORKS, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Vice President, Assistant Secretary and Assistant Treasurer

A.R.C. NETWORKS, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Vice President, Assistant Secretary and Assistant Treasurer

INFOHIGHWAY OF VIRGINIA, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Vice President, Assistant Secretary and Assistant Treasurer

INFO-HIGHWAY INTERNATIONAL, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Vice President, Assistant Secretary and Assistant Treasurer